Share Incentive Plan	12 Months Ended
Dec. 31, 2018
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Share Incentive Plan

11.	Share Incentive Plan

The Company’s 2006 Plan provides for the grant of share options or other awards to employees, directors, advisors and consultants for the purchase of up to 25,544,054 ordinary shares. Share options vest over varying schedules as determined by the Company’s board of directors and typically expire 10 years from the date of grant. Certain options provide for accelerated vesting if there is a change in control, as defined in the 2006 Plan. At December 31, 2018, there were 9,631,519 ordinary shares available for future grant under the 2006 Plan.

In determining the exercise prices for options granted, the board of directors considered the fair value of ordinary shares as of the grant date, based upon a variety of factors, including the results obtained from a third-party valuation, the Company’s financial position and financial performance, the status of technological developments of the Company’s proposed products, the composition and ability of the current scientific and management team, an evaluation or benchmark of the Company’s competition, the illiquid nature of the ordinary shares, sales of capital share including convertible preferred shares, the effect of the rights and preferences of Series A preferred shares, and the prospects of a liquidity event.

Total share-based compensation expense is as follows:

	Year Ended December 31,
	2018	2017	2016
Research and development	$602,526	$722,277	$378,045
General and administrative	674,088	564,693	1,454,946

Total	$1,276,614	$1,286,970	$1,832,991

As of December 31, 2018, total unrecognized compensation expense related to non-vested share options, net of related forfeiture estimates, was $1,984,027. The Company expects to recognize its remaining unrecognized share-based compensation expense over a weighted-average period of approximately 2.4 years.

The fair value of each share option granted to employees and directors was estimated on the date of grant using the following assumptions:

	Year Ended December 31,
	2018	2017	2016
Risk free interest rate	2.65% - 3.12%	1.89% - 2.83%	1.23% - 2.42%
Expected dividend yield	—	—	—
Expected term (in years)	6.0	6.0	6.4
Expected volatility	59%	57%	50%
Underlying fair value of ordinary shares	$1.05	$1.38	$1.14

The following table summarizes share option plan activity for the year ended December 31, 2018:

	Number of Shares	Weighted- Average Exercise Price	Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value
Outstanding at December 31, 2017	14,789,031	$1.02	7.5	$3,580,527
Granted	2,091,572	$1.47
Exercised	(13,333)	$1.14
Cancelled or forfeited	(996,042)	$1.18

Outstanding at December 31, 2018	15,871,228	$1.06	6.7	$2,118,170

Exercisable at December 31, 2018	11,868,948	$0.94	6.1	$2,107,661

Vested and expected to vest at December 31, 2018	14,711,705	$1.03	6.5	$2,118,152

The weighted average grant date fair value per share for awards granted during the year ended December 31, 2018 and 2017, was $0.82 and $0.74, respectively.